UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2008 (May 1, 2008)

REGENERON PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607

(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
777 Old Saw Mill River Road, Tarrytown, New York 10591-6707

(Address of principal executive offices, including zip code)
(914) 347-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 1, 2008, Regeneron Pharmaceuticals, Inc. issued a press release announcing its financial and operating results for the quarter ended March 31, 2008. The press release is being furnished to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K and is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated May 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2008	REGENERON PHARMACEUTICALS, INC.
	By:	/s/ Stuart Kolinski
		Name:	Stuart Kolinski
		Title:	Senior Vice President and General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated May 1, 2008.